EXHIBIT 10.17

                             MAIN STREET BANKS, INC.
              OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN

                        RESTRICTED STOCK GRANT AGREEMENT


                                    Grantee:_______________________________

                                    Number of Shares:______________________

                                    Date of Grant:_________________________


         1. AWARD OF RESTRICTED STOCK. MAIN STREET BANKS, INC. (the "Corporation"), hereby awards to ___________________ ("Grantee"), under its Omnibus Stock Ownership and Long Term Incentive Plan (the "Plan"), __________ shares ("Restricted Stock") of its Common Stock ("Common Stock"), no par value per share, to be held as Restricted Stock under the terms of the Plan and this Restricted Stock Grant Agreement ("Agreement"). The Plan is incorporated herein by reference and made a part of this Agreement.

         2. DEFINITIONS. Capitalized terms as used herein shall have the meanings indicated in this paragraph or in paragraph 1 above unless the context clearly manifests a different intent. Capitalized terms not defined herein or in paragraph 1 shall have the respective meanings set forth in the Plan. The following words and phrases shall have the following meanings:

         (a) "Restricted Period" means the period of time during which all or part of the Restricted Stock awarded under this Agreement to the Grantee would be forfeited upon the Grantee's Termination of Employment. The Restricted Period would end on the date the Grantee becomes 100% vested in the Restricted Stock.

         (b) "Termination of Employment" means the Grantee's discontinuance of employment as an Eligible Employee with the Corporation and/or any Subsidiary for any reason. A transfer between the Corporation and one of its Subsidiaries shall not be deemed a Termination of Employment for purposes of the Plan.

         (c) "Vested Portion" shall be determined by multiplying the number of shares of Common Stock awarded as Restricted Stock to the Grantee by the applicable vesting percentage contained in paragraph 4 below.

         3. FORFEITURE. If the Grantee incurs a Termination of Employment during the Restricted Period for any reason, the Grantee shall forfeit all non-vested Restricted Stock as of such Termination of Employment. The Grantee will become vested in the Restricted Stock pursuant to the vesting schedule contained in paragraph 4 below. Notwithstanding the preceding sentences, if the Grantee incurs a Termination of Employment on account of the Grantee's Retirement (on or after age 65), Disability or Death, the Committee may, but is not required to,


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

increase the Grantee's Vested Portion of Restricted Stock.

         4.       VESTING SCHEDULE.
                  ----------------

                   (a) The Grantee shall become vested in the Restricted Stock pursuant to the following table:


                  Number of Full Years                       Percent of
                      of Employment                            Vested
                  Following Date of Grant                  Restricted Stock
                  -----------------------                  ----------------
                  Less than 1 Year                                 0%
                            1 Year                                20%
                           2 Years                                40%
                           3 Years                                60%
                           4 Years                                80%
                   5 or more Years                               100%

                  (b) There shall be no acceleration in vesting upon a Change of Control.

         5. ISSUANCE OF SHARES. The Corporation shall issue a certificate for the shares of Common Stock awarded to the Grantee as Restricted Stock pursuant to this Agreement. Each certificate issued for shares awarded to the Grantee under this Agreement shall be registered in the name of the Grantee and shall bear a legend in substantially the following form:

         This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan and a Restricted Stock Grant Agreement between the registered owner of the shares represented hereby and Main Street Banks, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of such Plan and Agreement, copies of which are on file in the office of Main Street Banks, Inc.

         6. RELEASE OF SHARES. As soon as practicable following the Grantee's Termination of Employment or, if earlier, the end of the Restricted Period, the Grantee will receive a stock certificate without the legend described in paragraph 5 representing the Vested Portion of the Grantee's Restricted Stock. In determining the Vested Portion, partial shares shall be forfeited and the Grantee shall not be entitled to any compensation for the cancellation of such partial shares. The Vested Portion shall be computed by multiplying the Grantee's number of shares of Common Stock awarded as Restricted Stock by the applicable vesting percentage contained in paragraph 4 above. The Restricted Period shall end on the date the Grantee becomes 100% vested in the Restricted Stock.

           7. RETURN OF ORIGINAL STOCK CERTIFICATE. Notwithstanding paragraph 6 above, the

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

Grantee shall not be entitled to a stock certificate for the Vested Portion of his Restricted Stock until the Grantee delivers to the Committee the original stock certificate issued as part of the Grantee's Restricted Stock award pursuant to paragraph 5.

         8. RESTRICTIONS ON TRANSFER OF SHARES. Shares awarded under the Plan, and any right or interest of the Grantee therein, including the right to vote such shares and to receive dividends thereon, may not, except as provided in paragraph 10, be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the Restricted Period to or in favor of any party other than the Corporation or a Subsidiary, and no such sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of the Grantee or of any agent of such Grantee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Corporation during the Restricted Period. Any such sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of the Grantee or of any agent of such Grantee or by operation of law, shall be void and have no effect, and the Company may take any or all steps set forth in section 4.2(b) of the Plan.

         9. RIGHTS OF GRANTEE DURING RESTRICTED PERIOD. Except as otherwise provided in this Agreement, the Plan, or in any applicable shareholder agreement, the Grantee shall, during the Restricted Period, have all of the other rights of a stockholder with respect to shares awarded to the Grantee including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time, and the right to vote (in person or by proxy) such shares at any meeting of stockholders of the Corporation. Any stock dividends declared with respect to Restricted Stock shall be subject to the same terms and conditions as the Restricted Stock with respect to which such stock dividends are issued.

         10. TRANSFERABILITY OF SHARES. Shares of Restricted Stock awarded under the Plan shall be non-assignable and non-transferable except upon the Death of the Grantee as hereinafter provided. A Grantee may, however, appoint a beneficiary (on a form supplied by the Corporation) to receive the shares of Restricted Stock, if any, in the event of Grantee's death and a Grantee may change the designated beneficiary at any time prior to the Grantee's death. If the Grantee fails to designate a beneficiary, the Grantee's beneficiary shall be his estate. During a Grantee's lifetime, shares of Restricted Stock awarded to the Grantee shall be released only to the Grantee.

         11. ACCELERATION POWER. Notwithstanding any other provisions of the Plan or this Agreement, the Committee shall be authorized in its discretion to accelerate the vesting of Restricted Stock and to release Restricted Stock to the Grantee upon such terms and conditions as the Committee may deem advisable.

         12. FEDERAL INCOME TAX MATTERS. The Grantee, upon award of the shares of Restricted Stock hereunder, shall be authorized to make an election to be taxed upon such award under Section 83(b) of the Code. To effect such election, the Grantee may file an appropriate election with the Internal Revenue Service within thirty (30) days after award of the Restricted Stock and otherwise in accordance with applicable Treasury Regulations.


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

         The Grantee recognizes that, pursuant to Section 4.1(d) of the Plan, the Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation or its Subsidiaries are required by any law or regulation or any governmental authority, whether Federal, state or local, domestic or foreign, to make in connection with the release of Restricted Stock as provided in paragraph 6 of this Agreement.

          13. CONTINUED EMPLOYMENT NOT PRESUMED. Neither the Plan, the award of Restricted Stock under this Agreement nor this Agreement shall impose any obligation on the Corporation and/or any Subsidiary to continue the employment of the Grantee.

         14. GRANTEE'S COVENANT. The Grantee hereby agrees to use his or her best efforts to provide services to the Corporation in a workmanlike manner and to promote the Corporation's interests.

         15. RESTRICTIONS ON ISSUANCE OF SHARES. If at any time the Committee shall determine, in its discretion, that listing, registration or qualification of the shares of Restricted Stock subject to this Agreement upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the award or the release of Restricted Stock hereunder, such award or release may not be made in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         16. PLAN CONTROLS. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

         17. LEGEND. In addition to other applicable legends, there will be placed on the certificates for the shares, or any substitutions therefor, a legend stating in substance as follows:

         The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be transferred, nor will any assignee or endorsee hereof be recognized as an owner hereof by the issuer for any purpose, unless a registration statement under the 1933 Act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the issuer. Furthermore, during the period in which securities that are a part of the issue of which the shares evidenced by this certificate are a part are being offered and sold by the issuer, and for a period of nine months from the date of the last sale by the issuer of such securities, all resales of any part of the issue, by any person, shall be made only to persons resident within the State of Georgia.

         18. SUCCESSORS. This Agreement shall be binding upon any successor of the Corporation, in accordance with the terms of this Agreement and the Plan.

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


         IN WITNESS WHEREOF, Main Street Banks, Inc., acting by and through its duly authorized officers, has caused this Restricted Stock Agreement to be executed, and the Grantee has executed this Restricted Stock Agreement, all as of the day and year first above written.


                             MAIN STREET BANKS, INC.

                             By:

                             Title:




                             GRANTEE



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                             MAIN STREET BANKS, INC.
                     SUBSCRIPTION AGREEMENT FOR THE PURCHASE
                            OF SHARES OF COMMON STOCK


         I,___________________________, on this 11th day of October, 2000, hereby acknowledge receipt of ___________________________ (___________) shares of the no par value Common Stock (the "Shares") of Main Street Banks, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Georgia.

         I acknowledge that the issuance of the Shares may not be registered under the federal Securities Act of 1933, as amended (the "1933 Act") or the Georgia Securities Act of 1973, as amended (the "Georgia Act") in reliance upon exemptions from registration contained in those respective Acts, and that the Corporation's reliance upon such exemptions is based in part upon my representations, warranties and agreements contained in this Subscription Agreement.

         I acknowledge that, prior to the execution of this Subscription Agreement, I have had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Corporation concerning the financial and other affairs of the Corporation and the terms and conditions of the offering of Shares to which this Subscription Agreement relates and, to the extent I believe necessary in light of my personal knowledge of the Corpora tion's affairs, I have asked such questions and received satisfactory answers.

         I represent, warrant and agree as follows:

         (1) I have carefully read this Subscription Agreement and, to the extent I believe necessary, I have discussed the representations, warranties and agreements which I make by signing it and the applicable limitations upon my resale of the Shares with my counsel and counsel for the Corporation.

         (2) I am purchasing the Shares for my own account, with the intention of holding the Shares for investment, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares; and I shall not make any sale, transfer or other disposition of the Shares without registration under the 1933 Act and the Georgia Act or unless an exemption from registration is available under those acts, respectively.

         (3) I am familiar with the business in which the Corporation will be engaged, and based upon my knowledge and experience in financial and business matters, I am familiar with the investments of the sort which I am undertaking herein; I am fully aware of the problems and risks involved in making an investment of this type; and I am capable of evaluating the merits and risks of this investment.

         (4) This investment is in accord with the nature and size of my present investments and net worth, and I am financially able to bear the economic risk of this investment, including the ability to afford holding the Shares for an indefinite period or to afford a complete loss of this investment.

         (5) I am eighteen years of age or older and my principal residence is in Georgia at the address shown under my signature on the bottom of this Subscription Agreement.

         (6) I understand that the provisions of Rule 144 under the 1933 Act are not available to permit resales of these Shares, and due to the nature of the business of the Corporation and the conditions of Rule 144, it is unlikely that the conditions necessary to permit routine sales of the Shares under Rule 144 will ever be satisfied, and, if Rule 144 should become available, routine sales made in reliance upon its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule. I further understand that in connection with sales of Shares for which Rule 144 is not available, compliance with Regulation A or some other registration exemption will be required.

         (7) I understand that the Corporation is under no obligation to register the Shares or to comply with the conditions of Rule 144 or take any other action necessary in order to make any exemption for the sale of the Shares without registration available.

         (8) I understand and agree that stop transfer instructions will be given to the Corporation's transfer agent or the officer in charge of its stock records and noted on the appropriate records of the Corporation to the effect that the Shares may not be transferred out of my name unless approval is first obtained from the Corporation. I further agree that there will be placed on the certificates for the Shares, or any substitutions therefor, a legend stating in substance as follows, and I understand and agree that the Corporation may refuse to permit the transfer of the Shares out of my name and that the Shares must be held indefinitely in the absence of compliance with the terms of such legend.

         The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and may not be transferred, nor will any assignee or endorsee hereof be recognized as an owner hereof by the issuer for any purpose, unless a registration statement under the 1933 Act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the issuer. Furthermore, during the period in which securities that are a part of the issue of which the shares evidenced by this certificate are a part are being offered and sold by the issuer and for a period of nine months from the date of the last sale by the issuer of such securities, all resales of any part of the issue, by any person, shall be made only to persons resident within the State of Georgia.

         IN WITNESS WHEREOF, the undersigned has executed this Stock Subscription Agreement on the day and year first above written.


                                    Signature


                                    ________________
                                    Name


                                    Residence:  Number and Street


                                    City              State          Zip Code


                                    Social Security Number

                          BENEFICIARY DESIGNATION FORM

                        TO THE PLAN ADMINISTRATOR OF THE
                             MAIN STREET BANKS, INC.
              OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN


Participant:    ________________________________________________________________
                           Last                      First             Middle

         (a) I hereby confirm my participation in the Plan. I agree to be bound by the terms and conditions of the Plan as in current effect and as they may be amended from time to time.

         (b) In accordance with the provisions of that Plan, I hereby designate as my primary beneficiary to receive any benefits payable from the Plan by reason of my death:

PRIMARY BENEFICIARY (check one)
--------------------

[  ]     my spouse______________________________________________________________

[  ]     per stirpes to my descendants living at the time of (each) distribution

[  ]     other (give name and relationship)_____________________________________

         If my primary beneficiary does not survive me (or if the above designation is not effective for any other reason) I hereby designate as my secondary beneficiary to receive any benefits payable from the Plan by reason of my death:

SECONDARY BENEFICIARY (check one)
---------------------

[  ]     per stirpes to my descendants living at the time of (each) distribution

[  ]     other (give name and relationship) ____________________________________

         If a distributee is minor, payment of his distribution may be made to the person having custody of the minor, to the minor without intervention of a guardian, to a legal guardian of the minor, to a custodian for such minor under a statute similar to the Uniform Gifts to Minors Act, or for the benefit of the minor, as the Corporation shall determine in its sole discretion.

NOTE: YOUR ELECTION MAY HAVE ESTATE TAX CONSEQUENCES. YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR.

         I reserve the right as a Participant to change this beneficiary designation in accordance with the provisions of the Plan. If my primary and secondary beneficiaries do not survive me, I understand that any benefits payable under the Plan will be made to my estate.

___________________________________      _______________________________________
Date                                     Name (Print)


___________________________________      _______________________________________
Witness                                  Signature

Participant Address:   _________________________________________________________

Social Security Number:   ______________________________________________________


Sign and return this form to:

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